UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3430

Oppenheimer Limited-Term Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2018

Item 1. Reports to Stockholders.

Annual Report	8/31/2018

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index 1-3 Years
1-Year	0.55%	-1.71%	0.16%
5-Year	1.67	1.21	0.93
10-Year	3.05	2.82	1.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER LIMITED-TERM BOND FUND

Fund Performance Discussion

MARKET OVERVIEW

The U.S. economy continued to perform well during the reporting period. U.S. 2018 gross domestic product (GDP) increased at an estimated 4.2% annualized rate over the second quarter of 2018. Private consumption, the driving force of the economy in recent years, is growing at a stable rate. Additionally, business fixed investment has gained momentum in recent months and is broadening across sectors. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, we believe investment should support growth and productivity improvements.

The Federal Reserve (“Fed”) hiked the Fed Funds target rate by 25 basis points three times during the reporting period – in December 2017, March 2018, and June 2018 – ending the period in a range of 1.75% - 2.00%. The Fed is on track to deliver 1-2 more hikes this year, as the economy is near the Fed’s dual mandate of full employment and price stability. On the inflation front, underlying inflation hit the Fed’s 2% target. The unemployment rate is at historical lows; however, the rising labor participation rate and stable wage growth suggest that there may still be some slack in the labor market. The Federal Open Market Committee (FOMC) under new chair Jerome Powell’s leadership signaled that the Fed will remain cautious and tighten policy gradually, giving comfort to the markets. Thus far, the Fed’s hiking cycle has been orderly.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER LIMITED-TERM BOND FUND

Despite the strength of the U.S. economy and the Fed’s orderly hiking cycle, international economic and geopolitical concerns were noticeable during the reporting period and caused some market turbulence. Trade tensions were on the rise and there were pockets of political issues. Such tensions, especially regarding trade, made an impact on some investment decisions, as noted in the Fed’s minutes. So far, the measures implemented are not of major economic significance, in our view. At this point, we believe there is more rhetoric than actual impactful decisions. The risk remains, however, that trade issues hit confidence or that retaliations could lead to more significant measures. While these are still not the baseline, risks are elevated and worth carefully monitoring.

In this environment, markets were volatile this reporting period. Equity markets in the U.S. produced positive results and outperformed international equities, with the S&P 500 Index returning 19.66% and the MSCI All Country World Index returning 11.41%. Fixed income markets generally produced negative returns this reporting period. In fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index produced a -1.05% return. In a rising interest rate environment, bonds with shorter durations outperformed those with longer durations, and the Fund’s benchmark (the Bloomberg Barclays U.S. Aggregate Bond Index 1-3 Years) returned 0.16%. The Bloomberg Barclays U.S. Aggregate Bond Index 1-3 Years is a subset of the Bloomberg Barclays U.S. Aggregate Bond Index that tracks bonds with maturities between 1 and 3 years.

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) returned 0.55% during the one-year reporting period ended August 31, 2018, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index 1-3 Years’ return of 0.16%. The Fund’s outperformance versus the Index stemmed largely from security selection in investment grade credit and asset-backed securities (“ABS”), along with our strategic underweight position to U.S. Treasuries. There were no material detractors from performance this reporting period.

STRATEGY & OUTLOOK

From a portfolio positioning perspective, the Fund generally maintains a neutral duration posture and does not make large interest bets. That being said, given rising Treasury yields particularly in the front end of the curve, we continue to deem it prudent to maintain the Fund’s one-year short duration posture relative to the Index.

On a sector level, we continue to maintain our strategic underweight to U.S. Treasuries. In lieu of Treasuries, we continue to maintain its overweight in agency MBS relative to the Index. We believe the sector’s high quality and spread above Treasuries make it an attractive area to add incremental yield potential to the portfolio. Elsewhere, while still favoring diversified corporate and structured credit

4 OPPENHEIMER LIMITED-TERM BOND FUND

exposure, we are more cautious on credit in general as we believe we currently reside in the fourth quarter of the credit cycle. As a result, we continue to be less likely to meaningfully increase credit risk overall, absent specific relative value opportunities. We typically avoid B-rated and below high yield corporate bonds as well as emerging market debt.

Peter A Strzalkowski, CFA Portfolio Manager

5 OPPENHEIMER LIMITED-TERM BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	61.7%
Mortgage-Backed Obligations Government Agency	10.4
Non-Agency	12.1
Asset-Backed Securities	14.6
Investment Company Oppenheimer Institutional Government Money Market Fund	1.0
U.S. Government Obligations	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2018, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

6 OPPENHEIMER LIMITED-TERM BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/18

	Inception Date	1-Year	5-Year	10-Year
Class A (OUSGX)	8/16/85	0.55%	1.67%	3.05%
Class C (OUSCX)	12/1/93	-0.24	0.84	2.25
Class I (OUSIX)	8/1/13	0.92	2.03	1.96*
Class R (OUSNX)	3/1/01	0.27	1.37	2.77
Class Y (OUSYX)	5/18/98	0.86	1.92	3.31

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/18

	Inception Date	1-Year	5-Year	10-Year
Class A (OUSGX)	8/16/85	-1.71%	1.21%	2.82%
Class C (OUSCX)	12/1/93	-1.22	0.84	2.25
Class I (OUSIX)	8/1/13	0.92	2.03	1.96*
Class R (OUSNX)	3/1/01	0.27	1.37	2.77
Class Y (OUSYX)	5/18/98	0.86	1.92	3.31

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 8/31/18
Class A	3.19%
Class C	2.49
Class I	3.63
Class R	2.99
Class Y	3.56

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 8/31/18
Class A	3.16%
Class C	2.48
Class I	3.62
Class R	2.97
Class Y	3.48

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I, R and Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended August 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and

7 OPPENHEIMER LIMITED-TERM BOND FUND

then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended August 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index 1-3 Years, which is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on August 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER LIMITED-TERM BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER LIMITED-TERM BOND FUND

Actual	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During 6 Months Ended August 31, 2018
Class A	$ 1,000.00	$ 1,007.10	$ 3.80
Class C	1,000.00	1,003.10	7.75
Class I	1,000.00	1,008.90	2.03
Class R	1,000.00	1,005.70	5.17
Class Y	1,000.00	1,008.60	2.28

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.42	3.83
Class C	1,000.00	1,017.49	7.81
Class I	1,000.00	1,023.19	2.04
Class R	1,000.00	1,020.06	5.21
Class Y	1,000.00	1,022.94	2.30

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.75%
Class C	1.53
Class I	0.40
Class R	1.02
Class Y	0.45

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS August 31, 2018

	Principal Amount	Value
Asset-Backed Securities—15.7%
Auto Loan—13.1%
American Credit Acceptance Receivables Trust:
Series 2015-1, Cl. C, 4.29%, 4/12/21[1]	$2,023,118	$2,024,080
Series 2015-2, Cl. C, 4.32%, 5/12/21[1]	2,856,980	2,864,430
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	1,085,000	1,098,044
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	1,765,000	1,762,401
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	734,000	731,762
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	2,083,000	2,071,783
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	3,042,000	3,019,011
Series 2018-2, Cl. B, 3.46%, 8/10/22[1]	3,280,000	3,282,850
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	3,245,000	3,247,308
AmeriCredit Automobile Receivables Trust:
Series 2014-3, Cl. D, 3.13%, 10/8/20	5,345,000	5,357,657
Series 2014-4, Cl. C, 2.47%, 11/9/20	1,418,149	1,417,454
Series 2015-2, Cl. D, 3.00%, 6/8/21	3,850,000	3,851,115
Series 2015-3, Cl. D, 3.34%, 8/8/21	1,715,000	1,721,517
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,075,000	3,061,440
Series 2017-4, Cl. D, 3.08%, 12/18/23	1,480,000	1,452,545
Cabela’s Credit Card Master Note Trust, Series 2015-2, Cl. A2,
2.733% [US0001M+67], 7/17/23[2]	1,725,000	1,738,131
California Republic Auto Receivables Trust:
Series 2014-2, Cl. C, 3.29%, 3/15/21	450,000	450,060
Series 2014-4, Cl. C, 3.56%, 9/15/21	700,000	697,545
Capital Auto Receivables Asset Trust:
Series 2014-3, Cl. D, 3.14%, 2/20/20	2,423,940	2,424,837
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	435,000	431,970
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	46,237	46,194
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	750,000	748,629
Series 2015-3, Cl. D, 3.27%, 3/15/22	2,615,000	2,613,522
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,915,000	1,908,447
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,345,000	2,334,357
Series 2017-4, Cl. D, 3.30%, 5/15/24	1,120,000	1,102,857
Series 2018-1, Cl. D, 3.37%, 7/15/24	810,000	797,380
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	855,149	849,935
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	306,227	305,457
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	1,035,000	1,029,172
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	1,855,000	1,837,776
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	1,537,000	1,526,105
Series 2018-B, Cl. A, 2.72%, 9/15/21[1]	2,870,357	2,868,313
Series 2018-B, Cl. B, 3.23%, 7/15/22[1]	1,880,000	1,876,361
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	440,000	439,326
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	2,225,000	2,197,987
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	1,555,000	1,548,960
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	2,215,000	2,198,161

11 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Auto Loan (Continued)
Credit Acceptance Auto Loan Trust: (Continued)
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	$1,345,000	$1,354,082
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	177,815	178,714
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,685,000	1,704,652
Series 2017-3, Cl. C, 2.80%, 7/15/22	3,840,000	3,828,933
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	2,525,000	2,524,123
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	2,255,000	2,266,401
Series 2018-1, Cl. C, 3.22%, 3/15/23	4,000,000	3,990,709
Series 2018-1, Cl. D, 3.81%, 5/15/24	3,320,000	3,311,923
Series 2018-2, Cl. D, 4.14%, 8/15/24	3,770,000	3,793,921
Series 2018-3, Cl. D, 4.30%, 9/16/24	2,560,000	2,591,498
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	1,890,538	1,899,749
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	5,000,000	5,045,356
Series 2016-1A, Cl. C, 3.54%, 10/15/21[1]	614,151	614,723
Series 2016-2A, Cl. C, 3.67%, 1/18/22[1]	1,568,403	1,571,291
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	1,950,000	2,008,103
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	1,140,000	1,137,297
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	3,607,000	3,612,953
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,525,000	1,550,751
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,835,000	1,840,110
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	1,925,000	1,919,560
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	1,790,000	1,811,118
Series 2017-4A, Cl. C, 2.86%, 7/17/23[1]	5,300,000	5,273,397
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	3,275,000	3,254,472
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,555,000	1,556,781
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	1,765,000	1,761,990
Series 2018-2A, Cl. B, 3.43%, 5/16/22[1]	985,000	985,573
Exeter Automobile Receivables Trust:
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	212,700	212,728
Series 2016-2A, Cl. C, 5.96%, 2/15/22[1]	1,800,000	1,848,380
Series 2017-3A, Cl. A, 2.05%, 12/15/21[1]	797,943	794,446
Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	1,680,000	1,667,629
Flagship Credit Auto Trust:
Series 2015-3, Cl. C, 4.65%, 3/15/22[1]	4,000,000	4,062,636
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	3,570,000	3,706,047
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	3,311,172	3,301,644
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	1,230,000	1,217,609
Series 2018-2, Cl. C, 3.50%, 4/20/22	1,730,000	1,731,024
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.365% [LIBOR01M+330], 9/27/21[1,2]	775,000	776,218
Series 2017-1, Cl. C, 3.615% [LIBOR01M+155], 6/27/22[1,2]	605,000	607,343
Series 2017-1, Cl. D, 4.365% [LIBOR01M+230], 6/27/22[1,2]	700,000	700,825
Santander Drive Auto Receivables Trust:
Series 2014-4, Cl. D, 3.10%, 11/16/20	4,189,191	4,196,318
Series 2015-1, Cl. C, 2.57%, 4/15/21	837,228	837,108

12 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2015-2, Cl. D, 3.02%, 4/15/21	$2,035,000	$2,037,294
Series 2015-3, Cl. D, 3.49%, 5/17/21	2,615,000	2,629,880
Series 2015-4, Cl. C, 2.97%, 3/15/21	1,503,066	1,504,255
Series 2015-5, Cl. C, 2.74%, 12/15/21	1,226,190	1,226,185
Series 2016-2, Cl. D, 3.39%, 4/15/22	2,580,000	2,587,196
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,595,000	1,585,491
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	4,585,000	4,665,558
Series 2017-2, Cl. D, 3.49%, 7/17/23	1,640,000	1,638,739
Series 2017-3, Cl. D, 3.20%, 11/15/23	2,935,000	2,911,893
Series 2018-1, Cl. D, 3.32%, 3/15/24	1,195,000	1,177,156
Series 2018-2, Cl. D, 3.88%, 2/15/24	2,015,000	2,010,374
Series 2018-3, Cl. C, 3.51%, 8/15/23	5,295,000	5,302,474
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	2,015,000	1,988,649
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	1,230,000	1,225,321
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	2,660,000	2,651,279
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	810,605	807,858
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	2,770,000	2,822,273
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	3,255,000	3,272,873
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	1,740,000	1,727,028
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	2,305,000	2,292,136
Series 2018-2A, Cl. C, 3.50%, 1/16/24[1]	4,025,000	4,030,976
Series 2018-3A, Cl. B, 3.32%, 10/16/23[1]	5,187,000	5,186,180

		211,264,082
Credit Card—2.0%
Cabela’s Credit Card Master Note Trust:
Series 2015-1A, Cl. A2, 2.603% [US0001M+54], 3/15/23[2]	2,200,000	2,211,196
Series 2016-1, Cl. A1, 1.78%, 6/15/22	3,200,000	3,176,391
Series 2016-1, Cl. A2, 2.913% [US0001M+85], 6/15/22[2]	250,000	251,307
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	1,220,000	1,214,493
Discover Card Execution Note Trust, Series 2016-A4, Cl. A4, 1.39%, 3/15/22	700,000	690,578
Evergreen Credit Card Trust Series, Series 2018-2, Cl. A, 2.427% [US0001M+35], 7/15/22[1,2]	4,970,000	4,975,922
World Financial Network Credit Card Master Trust:
Series 2016-C, Cl. A, 1.72%, 8/15/23	1,390,000	1,370,885
Series 2017-A, Cl. A, 2.12%, 3/15/24	4,150,000	4,086,707
Series 2017-B, Cl. A, 1.98%, 6/15/23	3,195,000	3,172,060
Series 2017-C, Cl. A, 2.31%, 8/15/24	4,480,000	4,407,188
Series 2018-A, Cl. A, 3.07%, 12/16/24	6,205,000	6,181,174

		31,737,901

13 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Equipment—0.5%
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	$2,355,000	$2,318,418
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	1,030,000	1,019,898
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	290,000	286,982
Series 2018-2, Cl. C, 3.87%, 12/15/25[1]	755,000	756,123
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	750,000	733,559
Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	1,040,000	1,043,370
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 99.999%, 2/25/32[3,8]	2,144,236	173,266
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	1,980,000	1,953,042

		8,284,658
Loans: Other—0.1%
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	740,000	730,553
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,267,442	1,250,505

		1,981,058

Total Asset-Backed Securities (Cost $253,904,233)		253,267,699
Mortgage-Backed Obligations—24.1%
Government Agency—11.1%
FHLMC/FNMA/FHLB/Sponsored—11.0%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	2,261	2,283
5.00%, 7/1/33-6/1/34	496,403	530,022
5.50%, 9/1/39	1,241,444	1,331,116
6.00%, 1/1/22-7/1/24	406,440	441,242
6.50%, 4/1/21-4/1/34	186,680	204,337
7.00%, 10/1/31-3/1/35	1,004,698	1,129,033
7.50%, 1/1/32-2/1/32	813,649	946,087
9.00%, 8/1/22-5/1/25	8,921	9,488
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 99.999%, 2/1/28[3]	41,827	8,531
Series 205, Cl. IO, 53.562%, 9/1/29[3]	276,430	60,121
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	107,333	25,047
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	102,845	17,086
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	2,301	2,366
Series 1644, Cl. S, 2.384% [D11COF+145], 12/15/23[2]	1,153,260	1,183,832
Series 2043, Cl. ZP, 6.50%, 4/15/28	676,709	742,196
Series 2116, Cl. ZA, 6.00%, 1/15/29	338,943	358,439
Series 2148, Cl. ZA, 6.00%, 4/15/29	515,494	555,218
Series 2220, Cl. PD, 8.00%, 3/15/30	56,519	64,404
Series 2326, Cl. ZP, 6.50%, 6/15/31	73,854	79,409
Series 2344, Cl. FP, 3.013% [LIBOR01M+95], 8/15/31[2]	104,098	106,955

14 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2368, Cl. PR, 6.50%, 10/15/31	$263,216	$289,719
Series 2427, Cl. ZM, 6.50%, 3/15/32	282,995	309,447
Series 2451, Cl. FD, 3.063% [LIBOR01M+100], 3/15/32[2]	58,423	60,143
Series 2461, Cl. PZ, 6.50%, 6/15/32	142,577	154,411
Series 2464, Cl. FI, 3.063% [LIBOR01M+100], 2/15/32[2]	60,634	62,074
Series 2465, Cl. PG, 6.50%, 6/15/32	210,410	231,471
Series 2470, Cl. LF, 3.063% [LIBOR01M+100], 2/15/32[2]	60,812	62,257
Series 2517, Cl. GF, 3.063% [LIBOR01M+100], 2/15/32[2]	48,194	49,339
Series 2551, Cl. LF, 2.563% [LIBOR01M+50], 1/15/33[2]	6,226	6,263
Series 2668, Cl. AZ, 4.00%, 9/15/18	50	50
Series 3015, Cl. GM, 5.00%, 8/15/35	2,767,871	2,950,146
Series 3848, Cl. WL, 4.00%, 4/15/40	321,961	324,340
Series 3917, Cl. BA, 4.00%, 6/15/38	224,761	227,230
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 99.999%, 7/17/28[3]	56,317	5,579
Series 2079, Cl. S, 99.999%, 7/17/28[3]	101,733	12,147
Series 2122, Cl. S, 68.245%, 2/15/29[3]	346,834	48,959
Series 2304, Cl. SK, 45.865%, 6/15/29[3]	334,814	46,042
Series 2493, Cl. S, 19.929%, 9/15/29[3]	81,790	13,217
Series 2526, Cl. SE, 49.754%, 6/15/29[3]	130,224	18,863
Series 2795, Cl. SH, 99.999%, 3/15/24[3]	798,014	51,542
Series 2920, Cl. S, 20.775%, 1/15/35[3]	893,855	118,479
Series 2922, Cl. SE, 19.392%, 2/15/35[3]	196,151	24,539
Series 2981, Cl. AS, 2.531%, 5/15/35[3]	760,101	78,750
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	1,021,180	97,691
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	124,229	19,368
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	62,546	5,123
Series 3450, Cl. BI, 10.977%, 5/15/38[3]	1,399,711	188,017
Series 3606, Cl. SN, 15.516%, 12/15/39[3]	296,795	35,939
Series 3659, Cl. IE, 0.00%, 3/15/19[3,4]	40,433	204
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	2,255	10
Series 4057, Cl. QI, 5.741%, 6/15/27[3]	7,207,495	602,771
Series 4818, Cl. BI, 2.648%, 3/15/45[3]	2,540,498	474,324
Federal National Mortgage Assn.:
3.00%, 9/1/33-9/1/48[5]	36,845,000	35,734,760
3.50%, 9/1/33[5]	32,675,000	33,022,369
4.00%, 9/1/33-9/1/48[5]	23,605,000	24,111,573
4.50%, 9/1/48[5]	46,335,000	48,111,704
Federal National Mortgage Assn. Pool:
4.50%, 2/1/19-12/1/20	237,117	239,640
5.00%, 9/1/18-6/1/22	95,779	98,240
5.50%, 2/1/35-5/1/36	418,356	456,027
6.00%, 6/1/30-3/1/37	3,092,392	3,417,789
6.50%, 5/1/28-1/1/34	2,537,176	2,796,132
7.00%, 1/1/30-4/1/34	2,148,173	2,425,929
7.50%, 2/1/27-8/1/33	1,905,101	2,172,527

15 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
8.00%, 12/1/22	$5,847	$6,242
8.50%, 7/1/32	7,500	7,613
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[3]	191,844	23,897
Series 252, Cl. 2, 99.999%, 11/25/23[3]	91,459	12,394
Series 303, Cl. IO, 99.999%, 11/25/29[3]	1,153,649	268,293
Series 319, Cl. 2, 36.601%, 2/25/32[3]	197,637	44,257
Series 321, Cl. 2, 22.065%, 4/25/32[3]	300,135	70,899
Series 324, Cl. 2, 15.38%, 7/25/32[3]	127,064	30,682
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	705,817	161,217
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	417,334	88,364
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	334,740	73,553
Series 351, Cl. 10, 99.999%, 4/25/34[3]	278,921	67,669
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	273,971	53,742
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	195,331	41,142
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	96,166	20,956
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	176,357	35,978
Series 364, Cl. 15, 0.00%, 9/25/35[3,4]	250,157	48,953
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.783%, 9/25/32[6]	51,343	43,783
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1992-161, Cl. H, 7.50%, 9/25/22	520,548	550,607
Series 1993-87, Cl. Z, 6.50%, 6/25/23	167,955	176,544
Series 1999-54, Cl. LH, 6.50%, 11/25/29	144,438	156,308
Series 2002-29, Cl. F, 3.065% [LIBOR01M+100], 4/25/32[2]	69,215	70,912
Series 2002-64, Cl. FJ, 3.065% [LIBOR01M+100], 4/25/32[2]	21,306	21,829
Series 2002-68, Cl. FH, 2.577% [LIBOR01M+50], 10/18/32[2]	39,434	39,615
Series 2003-112, Cl. AN, 4.00%, 11/25/18	843	842
Series 2003-116, Cl. FA, 2.465% [LIBOR01M+40], 11/25/33[2]	73,312	73,388
Series 2003-130, Cl. CS, 9.971% [-2 x LIBOR01M+1,410], 12/25/33[2]	33,058	33,913
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,481,629
Series 2006-11, Cl. PS, 16.996% [-3.667 x LIBOR01M+2,456.67], 3/25/36[2]	137,250	195,950
Series 2006-46, Cl. SW, 16.629% [-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	81,104	111,483
Series 2006-50, Cl. KS, 16.629% [-3.667 x LIBOR01M+2,420], 6/25/36[2]	155,685	218,364
Series 2006-50, Cl. SK, 16.629% [-3.667 x LIBOR01M+2,420], 6/25/36[2]	428,681	589,890
Series 2007-9, Cl. LE, 5.50%, 3/25/37	1,797,359	1,913,224
Series 2010-43, Cl. KG, 3.00%, 1/25/21	31,187	31,168
Series 2011-15, Cl. DA, 4.00%, 3/25/41	182,207	181,345
Series 2011-3, Cl. KA, 5.00%, 4/25/40	613,629	637,113
Series 2011-88, Cl. AB, 2.50%, 9/25/26	3,452	3,448
Series 2012-20, Cl. FD, 2.465% [LIBOR01M+40], 3/25/42[2]	176,686	176,816

16 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 5.36%, 11/18/31[3]	$241,892	$40,578
Series 2001-63, Cl. SD, 27.017%, 12/18/31[3]	92,532	13,693
Series 2001-68, Cl. SC, 25.454%, 11/25/31[3]	66,397	10,501
Series 2001-81, Cl. S, 8.225%, 1/25/32[3]	64,557	10,457
Series 2002-28, Cl. SA, 10.34%, 4/25/32[3]	65,212	10,875
Series 2002-38, Cl. SO, 29.594%, 4/25/32[3]	121,054	17,042
Series 2002-39, Cl. SD, 30.007%, 3/18/32[3]	127,943	22,321
Series 2002-41, Cl. S, 24.917%, 7/25/32[3]	401,022	66,596
Series 2002-48, Cl. S, 10.546%, 7/25/32[3]	101,101	17,823
Series 2002-52, Cl. SD, 37.662%, 9/25/32[3]	114,594	19,209
Series 2002-52, Cl. SL, 9.446%, 9/25/32[3]	66,746	11,576
Series 2002-53, Cl. SK, 41.682%, 4/25/32[3]	79,807	14,275
Series 2002-56, Cl. SN, 11.719%, 7/25/32[3]	138,147	24,353
Series 2002-77, Cl. IS, 26.722%, 12/18/32[3]	206,241	36,007
Series 2002-77, Cl. SH, 13.594%, 12/18/32[3]	89,047	13,758
Series 2002-9, Cl. MS, 7.759%, 3/25/32[3]	102,246	18,305
Series 2003-25, Cl. IK, 74.923%, 4/25/33[3]	1,752,485	443,085
Series 2003-33, Cl. SP, 8.204%, 5/25/33[3]	226,321	43,750
Series 2003-4, Cl. S, 0.987%, 2/25/33[3]	134,928	24,957
Series 2005-12, Cl. SC, 22.113%, 3/25/35[3]	89,852	12,503
Series 2005-14, Cl. SE, 17.764%, 3/25/35[3]	725,420	77,165
Series 2005-40, Cl. SB, 21.877%, 5/25/35[3]	536,010	59,467
Series 2005-52, Cl. JH, 30.085%, 5/25/35[3]	308,953	36,687
Series 2005-6, Cl. SE, 79.906%, 2/25/35[3]	1,298,764	171,728
Series 2007-88, Cl. XI, 0.00%, 6/25/37[3,4]	287,052	42,222
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	114,088	9,539
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	6,682	335
Series 2010-95, Cl. DI, 0.00%, 11/25/20[3,4]	198,955	3,218
Series 2011-96, Cl. SA, 7.353%, 10/25/41[3]	842,000	112,602
Series 2012-134, Cl. SA, 2.32%, 12/25/42[3]	1,759,023	292,019
Series 2012-40, Cl. PI, 11.085%, 4/25/41[3]	986,128	153,943
Series 2013-2, Cl. IA, 7.508%, 2/25/43[3]	513,958	95,555
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[3,4]	1,864,460	31,926

		177,674,448
GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
6.50%, 11/15/23-12/15/23	7,904	8,686
7.00%, 1/15/28-8/15/28	73,233	76,619
7.50%, 9/15/22-11/15/26	53,152	54,832
8.00%, 9/15/18-8/15/28	16,874	16,992
10.00%, 5/15/19-6/15/19	2,284	2,289
10.50%, 10/15/18-12/15/20	1,888	1,893
Government National Mortgage Assn. II Pool:
7.00%, 1/20/30	22,334	25,708
11.00%, 10/20/19	126	126

17 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 47.359%, 4/16/37[3]	$1,505,529	$204,549
Series 2011-52, Cl. HS, 22.208%, 4/16/41[3]	2,410,668	267,750
Series 2017-136, Cl. LI, 5.259%, 9/16/47[3]	5,372,938	1,125,408

		1,784,852
Non-Agency—13.0%
Commercial—6.4%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	123,091	123,703
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	411,570	410,157
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 14.071%, 1/15/51[3]	26,456,337	1,028,659
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,7,8]	412,758	8,787
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.674%, 11/13/50[3]	9,232,959	564,793
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.665%, 1/25/36[9]	673,557	639,773
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	1,060,042	1,050,578
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	1,065,000	1,074,840
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17, Cl. XA, 0.00%, 11/10/46[3,4]	16,049,775	545,516
Series 2017-C4, Cl. XA, 13.838%, 10/12/50[3]	24,261,806	1,760,398
COMM Mortgage Trust:
Series 2012-CR3, Cl. ASB, 2.372%, 10/15/45	200,219	197,594
Series 2012-LC4, Cl. A3, 3.069%, 12/10/44	420,954	420,786
Series 2013-CR13, Cl. ASB, 3.706%, 11/10/46	2,043,000	2,075,161
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	4,840,000	4,899,751
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	715,000	717,203
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	1,405,000	1,402,593
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 23.146%, 12/10/45[3]	12,777,599	692,183
Connecticut Avenue Securities, Series 2014-C01, Cl. M2, 6.465% [US0001M+440], 1/25/24[2]	4,000,000	4,557,766
FREMF Mortgage Trust:
Series 2010-K6, Cl. B, 5.542%, 12/25/46[1,9]	695,000	713,619
Series 2011-K10, Cl. B, 4.781%, 11/25/49[1,9]	4,025,000	4,136,783
Series 2012-K705, Cl. B, 4.316%, 9/25/44[1,9]	1,000,000	998,023
Series 2012-K705, Cl. C, 4.316%, 9/25/44[1,9]	2,085,000	2,080,236
Series 2012-K706, Cl. C, 4.177%, 11/25/44[1,9]	3,762,000	3,758,838
Series 2012-K707, Cl. C, 4.009%, 1/25/47[1,9]	4,000,000	3,993,926
Series 2012-K708, Cl. C, 3.882%, 2/25/45[1,9]	4,635,000	4,638,899
Series 2012-K709, Cl. C, 3.872%, 4/25/45[1,9]	1,057,000	1,058,886
Series 2012-K710, Cl. B, 3.941%, 6/25/47[1,9]	940,000	944,475
Series 2012-K710, Cl. C, 3.941%, 6/25/47[1,9]	5,295,000	5,308,758
Series 2012-K711, Cl. B, 3.684%, 8/25/45[1,9]	3,785,000	3,794,464
Series 2012-K711, Cl. C, 3.684%, 8/25/45[1,9]	1,660,000	1,660,493
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,9]	2,362,000	2,335,030

18 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,9]	$1,642,030	$1,603,525
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,9]	530,000	513,576
Series 2013-K28, Cl. C, 3.61%, 6/25/46[1,9]	530,000	523,527
Series 2013-K30, Cl. C, 3.669%, 6/25/45[1,9]	917,000	904,053
Series 2013-K712, Cl. C, 3.473%, 5/25/45[1,9]	915,000	914,257
Series 2013-K713, Cl. C, 3.263%, 4/25/46[1,9]	912,000	907,628
Series 2014-K714, Cl. C, 3.981%, 1/25/47[1,9]	4,000,000	4,014,220
Series 2014-K715, Cl. C, 4.265%, 2/25/46[1,9]	1,435,000	1,431,116
Series 2015-K721, Cl. B, 3.681%, 11/25/47[1,9]	1,150,000	1,135,732
Series 2017-K724, Cl. B, 3.601%, 11/25/23[1,9]	1,395,000	1,355,293
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	4,940,000	4,945,148
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. A3, 3.482%, 1/10/45	1,260,241	1,270,990
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	360,714	357,075
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	960,000	968,226
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,9]	649,655	626,772
Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2000-PH1, Cl. X, 0.00%, 1/17/34[1,3,4]	15,437	84
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	1,491,218	1,492,552
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	240,000	236,915
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,335,000	2,427,329
Series 2013-LC11, Cl. ASB, 2.554%, 4/15/46	507,490	501,197
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	2,400,000	2,345,029
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.843%, 7/25/35[9]	609,122	626,848
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	790,000	801,752
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	1,185,000	1,187,481
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	445,000	449,850
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,8,9]	48,395	34,505
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	1,002,123	988,819
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	750,000	743,784
Series 2016-C29, Cl. A1, 1.597%, 5/15/49	644,728	634,938
Morgan Stanley Capital I Trust:
Series 2011-C1, Cl. A4, 5.033%, 9/15/47[1,9]	1,424,705	1,471,869
Series 2011-C2, Cl. A4, 4.661%, 6/15/44[1]	1,685,000	1,742,664
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 12.821%, 12/15/50[3]	8,776,185	514,312
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 3.076%, 11/26/36[1,9]	674,851	673,451
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.479%, 6/26/46[1,9]	222,436	222,026
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.688%, 7/26/45[1,9]	125,759	128,931

19 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial (Continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 4.278%, 8/25/34[9]	$72,103	$72,513
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 14.169%, 11/15/50[3]	15,256,670	998,281
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	3,750,000	3,708,801
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.495%, 12/15/50[3]	12,203,612	814,003
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Cl. A3, 3.528%, 9/15/57	475,000	478,506
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 33.715%, 3/15/44[1,3]	7,528,981	213,997

		102,574,246
Multi-Family—0.7%
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 3.015% [US0001M+95], 5/25/24[2]	1,075,159	1,077,663
Series 2014-C02, Cl. 1M2, 4.665% [US0001M+260], 5/25/24[2]	3,500,000	3,729,402
Series 2014-C02, Cl. 2M2, 4.665% [US0001M+260], 5/25/24[2]	1,755,305	1,856,772
Series 2017-C04, Cl. 2M1, 2.915% [US0001M+85], 11/25/29[2]	3,891,154	3,905,442

		10,569,279
Residential—5.9%
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.917%, 3/26/36[1,9]	576,142	579,156
Bear Stearns ARM Trust:
Series 2005-9, Cl. A1, 4.73% [H15T1Y+230], 10/25/35[2]	441,724	448,067
Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	961,860	971,362
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	804,401	802,553
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	803,409	806,185
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	2,013,322	2,039,177
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 5.065% [US0001M+300], 7/25/24[2]	3,582,174	3,837,118
Series 2014-C04, Cl. 1M2, 6.965% [US0001M+490], 11/25/24[2]	3,299,490	3,781,353
Series 2015-C01, Cl. 1M2, 6.365% [US0001M+430], 2/25/25[2]	2,012,292	2,222,272
Series 2016-C03, Cl. 1M1, 4.065% [US0001M+200], 10/25/28[2]	719,666	728,737
Series 2016-C07, Cl. 2M1, 3.365% [US0001M+130], 5/25/29[2]	1,285,192	1,289,712
Series 2017-C02, Cl. 2M1, 3.215% [US0001M+115], 9/25/29[2]	4,403,524	4,431,513

20 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2017-C03, Cl. 1M1, 3.015% [US0001M+95], 10/25/29[2]	$3,778,314	$3,799,311
Series 2017-C05, Cl. 1M1, 2.615% [US0001M+55], 1/25/30[2]	946,958	947,722
Series 2017-C06, Cl. 1M1, 2.815% [US0001M+75], 2/25/30[2]	1,733,233	1,737,099
Series 2017-C07, Cl. 1M1, 2.715% [US0001M+65], 5/25/30[2]	2,570,897	2,576,625
Series 2017-C07, Cl. 2M1, 2.715% [US0001M+65], 5/25/30[2]	2,866,211	2,867,840
Series 2018-C01, Cl. 1M1, 2.665% [US0001M+60], 7/25/30[2]	3,543,919	3,546,066
Series 2018-C02, Cl. 2M1, 2.715% [US0001M+65], 8/25/30[2]	1,285,522	1,286,710
Series 2018-C03, Cl. 1M1, 2.745% [US0001M+68], 10/25/30[2]	3,616,785	3,621,368
Series 2018-C04, Cl. 2M1, 2.815% [US0001M+75], 12/25/30[2]	3,441,695	3,446,484
Series 2018-C05, Cl. 1M1, 2.785% [US0001M+72], 1/25/31[2]	1,314,564	1,317,116
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.36%, 7/25/35[9]	233,898	236,119
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.375% [US0001M+31], 7/25/35[2]	205,912	205,707
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	7,411	6,613
STACR Trust, Series 2018-DNA2, Cl. M1, 2.865% [US0001M+80], 12/25/30[1,2]	5,010,000	5,025,156
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.315% [US0001M+425], 11/25/23[2]	3,279,239	3,650,843
Series 2014-DN1, Cl. M2, 4.265% [US0001M+220], 2/25/24[2]	649,436	667,856
Series 2014-DN1, Cl. M3, 6.565% [US0001M+450], 2/25/24[2]	1,260,000	1,455,759
Series 2014-DN2, Cl. M3, 5.665% [US0001M+360], 4/25/24[2]	2,885,000	3,214,611
Series 2014-DN4, Cl. M3, 6.615% [US0001M+455], 10/25/24[2]	482,127	536,641
Series 2014-HQ2, Cl. M3, 5.815% [US0001M+375], 9/25/24[2]	3,100,000	3,553,358
Series 2015-HQA2, Cl. M2, 4.865% [US0001M+280], 5/25/28[2]	148,605	152,747
Series 2016-DNA1, Cl. M2, 4.965% [US0001M+290], 7/25/28[2]	405,138	415,562
Series 2016-DNA4, Cl. M1, 2.865% [US0001M+80], 3/25/29[2]	333,492	333,718
Series 2016-HQA3, Cl. M1, 2.865% [US0001M+80], 3/25/29[2]	1,841,026	1,843,059
Series 2016-HQA4, Cl. M1, 2.865% [US0001M+80], 4/25/29[2]	1,361,951	1,363,252
Series 2017-HQA1, Cl. M1, 3.265% [US0001M+120], 8/25/29[2]	4,448,656	4,479,594
Series 2017-HQA2, Cl. M1, 2.865% [US0001M+80], 12/25/29[2]	2,165,546	2,172,201
Series 2017-HQA3, Cl. M1, 2.615% [US0001M+55], 4/25/30[2]	6,138,261	6,139,895

21 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2018-DNA1, Cl. M1, 2.515% [US0001M+45], 7/25/30[2]	$7,197,029	$7,178,529
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 3.47%, 10/25/33[9]	299,202	304,360
Series 2005-AR14, Cl. 1A4, 3.457%, 12/25/35[9]	109,308	110,498
Series 2005-AR16, Cl. 1A1, 3.422%, 12/25/35[9]	463,610	465,926
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 3.842%, 2/25/35[9]	1,187,555	1,219,404
Series 2005-AR15, Cl. 1A2, 4.60%, 9/25/35[9]	1,028,400	1,005,274
Series 2005-AR4, Cl. 2A2, 4.002%, 4/25/35[9]	1,803,053	1,820,251
Series 2006-AR10, Cl. 1A1, 4.256%, 7/25/36[9]	48,229	47,349
Series 2006-AR10, Cl. 5A5, 4.422%, 7/25/36[9]	1,027,367	1,044,241
Series 2006-AR7, Cl. 2A4, 4.324%, 5/25/36[9]	104,645	107,361

		95,839,430

Total Mortgage-Backed Obligations (Cost $387,464,614)		388,442,255
U.S. Government Obligations—0.2%
Federal Home Loan Mortgage Corp. Nts.:
1.625%, 9/29/20	773,000	757,363
1.875%, 11/17/20	1,663,000	1,635,060
Federal National Mortgage Assn. Nts.:
2.50%, 4/13/21	541,000	538,083
2.75%, 6/22/21	608,000	607,931

Total U.S. Government Obligations (Cost $3,580,855)		3,538,437
Corporate Bonds and Notes—66.3%
Consumer Discretionary—10.0%
Auto Components—0.4%
Goodyear Tire & Rubber Co. (The), 5.125% Sr. Unsec. Nts., 11/15/23	3,400,000	3,400,000
ZF North America Capital, Inc., 4.00% Sr. Unsec. Nts., 4/29/20[1]	3,400,000	3,430,881

		6,830,881
Automobiles—3.0%
BMW US Capital LLC, 3.45% Sr. Unsec. Nts., 4/12/23[1]	4,800,000	4,778,907
Daimler Finance North America LLC, 3.70% Sr. Unsec. Nts., 5/4/23[1]	7,000,000	7,018,151
Ford Motor Credit Co. LLC:
2.459% Sr. Unsec. Nts., 3/27/20	3,000,000	2,948,406
4.14% Sr. Unsec. Nts., 2/15/23	3,500,000	3,451,065
General Motors Financial Co., Inc.:
3.45% Sr. Unsec. Nts., 1/14/22	2,600,000	2,571,854
3.45% Sr. Unsec. Nts., 4/10/22	3,600,000	3,541,402
Harley-Davidson Financial Services, Inc., 3.35% Sr. Unsec. Nts., 2/15/23[1]	7,000,000	6,876,659
Hyundai Capital America, 3.10% Sr. Unsec. Nts., 4/5/22[1]	6,500,000	6,378,069

22 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Automobiles (Continued)
Jaguar Land Rover Automotive plc, 3.50% Sr. Unsec. Nts., 3/15/20[1]	$4,000,000	$3,955,000
Nissan Motor Acceptance Corp., 1.90% Sr. Unsec. Nts., 9/14/21[1]	3,000,000	2,863,664
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	3,560,000	3,532,204

		47,915,381
Hotels, Restaurants & Leisure—1.0%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	3,282,000	3,310,718
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	3,800,000	3,940,600
Marriott International, Inc., 3.00% Sr. Unsec. Nts., 3/1/19	3,000,000	3,001,116
Royal Caribbean Cruises Ltd., 5.25% Sr. Unsec. Nts., 11/15/22	5,000,000	5,281,613

		15,534,047
Household Durables—1.1%
DR Horton, Inc.:
2.55% Sr. Unsec. Nts., 12/1/20	2,670,000	2,620,549
3.75% Sr. Unsec. Nts., 3/1/19	2,250,000	2,254,507
Lennar Corp.:
2.95% Sr. Unsec. Nts., 11/29/20	3,000,000	2,926,890
4.125% Sr. Unsec. Nts., 1/15/22	2,300,000	2,294,250
PulteGroup, Inc., 4.25% Sr. Unsec. Nts., 3/1/21	3,950,000	3,980,810
Toll Brothers Finance Corp.:
4.00% Sr. Unsec. Nts., 12/31/18	2,600,000	2,606,500
4.875% Sr. Unsec. Nts., 11/15/25	544,000	530,400

		17,213,906
Internet & Catalog Retail—0.4%
QVC, Inc., 5.125% Sr. Sec. Nts., 7/2/22	5,875,000	5,996,832
Media—3.0%
CBS Corp., 2.90% Sr. Unsec. Nts., 6/1/23[1]	4,400,000	4,221,175
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125% Sr. Unsec. Nts., 2/15/23	3,291,000	3,303,341
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.464% Sr. Sec. Nts., 7/23/22	1,800,000	1,837,501
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	5,106,000	6,269,801
Discovery Communications LLC:
2.20% Sr. Unsec. Nts., 9/20/19	2,000,000	1,984,231
2.75% Sr. Unsec. Nts., 11/15/19[1]	4,100,000	4,078,346
Interpublic Group of Cos., Inc. (The), 4.00% Sr. Unsec. Nts., 3/15/22	5,019,000	5,039,162
Omnicom Group, Inc./Omnicom Capital, Inc., 3.625% Sr. Unsec. Nts., 5/1/22	5,400,000	5,380,836
Sky plc, 2.625% Sr. Unsec. Nts., 9/16/19[1]	1,900,000	1,889,095

23 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
Time Warner Cable LLC, 4.00% Sr. Unsec. Nts., 9/1/21	$3,600,000	$3,630,271
Viacom, Inc., 4.25% Sr. Unsec. Nts., 9/1/23	3,900,000	3,926,017
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	3,400,000	3,349,000
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	4,100,000	3,963,388
		48,872,164

Multiline Retail—0.2%
Dollar Tree, Inc., 3.70% Sr. Unsec. Nts., 5/15/23	4,000,000	3,974,370

Specialty Retail—0.7%
AutoNation, Inc., 3.35% Sr. Unsec. Nts., 1/15/21	4,000,000	3,975,514
Gap, Inc. (The), 5.95% Sr. Unsec. Nts., 4/12/21	3,800,000	3,976,592
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21	3,700,000	3,903,500
		11,855,606

Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc., 4.625% Sr. Unsec. Nts., 5/15/24[1]	3,500,000	3,430,000

Consumer Staples—5.8%
Beverages—2.2%
Anheuser-Busch InBev Finance, Inc., 3.30% Sr. Unsec. Nts., 2/1/23	5,300,000	5,263,631
Anheuser-Busch InBev Worldwide, Inc., 3.50% Sr. Unsec. Nts., 1/12/24	3,200,000	3,188,827
Beam Suntory, Inc., 3.25% Sr. Unsec. Nts., 5/15/22	1,560,000	1,537,207
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	5,155,000	5,216,131
Keurig Dr Pepper, Inc., 4.057% Sr. Unsec. Nts., 5/25/23[1]	6,546,000	6,589,867
Molson Coors Brewing Co., 2.10% Sr. Unsec. Nts., 7/15/21	4,250,000	4,097,827
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	4,700,000	4,805,872
Suntory Holdings Ltd., 2.55% Sr. Unsec. Nts., 6/28/22[1]	4,000,000	3,847,933
		34,547,295

Food & Staples Retailing—0.7%
Alimentation Couche-Tard, Inc., 2.70% Sr. Unsec. Nts., 7/26/22[1]	3,600,000	3,476,461
Koninklijke Ahold Delhaize NV, 4.125% Sr. Unsec. Nts., 4/10/19	1,089,000	1,088,694
Kroger Co. (The):
2.80% Sr. Unsec. Nts., 8/1/22	2,550,000	2,486,079
2.95% Sr. Unsec. Nts., 11/1/21	3,053,000	3,015,310
Walgreens Boots Alliance, Inc., 3.30% Sr. Unsec. Nts., 11/18/21	1,650,000	1,646,860
		11,713,404

Food Products—2.0%
Bunge Ltd. Finance Corp., 3.00% Sr. Unsec. Nts., 9/25/22	4,300,000	4,158,793
Campbell Soup Co., 3.65% Sr. Unsec. Nts., 3/15/23	4,000,000	3,914,666
General Mills, Inc., 3.20% Sr. Unsec. Nts., 4/16/21	2,000,000	1,997,340

24 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Food Products (Continued)
Kraft Heinz Foods Co., 4.00% Sr. Unsec. Nts., 6/15/23	$6,400,000	$6,417,499
Mondelez International, Inc., 3.625% Sr. Unsec. Nts., 5/7/23	6,400,000	6,395,920
Smithfield Foods, Inc.:
2.65% Sr. Unsec. Nts., 10/3/21[1]	2,000,000	1,912,028
3.35% Sr. Unsec. Nts., 2/1/22[1]	4,000,000	3,870,354
Tyson Foods, Inc., 4.50% Sr. Unsec. Nts., 6/15/22	3,800,000	3,917,990
		32,584,590

Tobacco—0.9%
Altria Group, Inc., 2.85% Sr. Unsec. Nts., 8/9/22	4,200,000	4,123,931
BAT Capital Corp., 2.764% Sr. Unsec. Nts., 8/15/22[1]	1,500,000	1,454,380
BAT International Finance plc, 3.50% Sr. Unsec. Nts., 6/15/22[1]	3,850,000	3,836,229
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	4,600,000	4,592,761
		14,007,301

Energy—8.5%
Energy Equipment & Services—0.2%
Schlumberger Holdings Corp., 3.625% Sr. Unsec. Nts., 12/21/22[1]	3,500,000	3,510,565

Oil, Gas & Consumable Fuels—8.3%
Anadarko Petroleum Corp., 6.95% Sr. Unsec. Nts., 6/15/19	3,700,000	3,799,434
Andeavor, 4.75% Sr. Unsec. Nts., 12/15/23	1,150,000	1,200,044
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 3.50% Sr. Unsec. Nts., 12/1/22	6,000,000	5,910,140
Apache Corp., 3.25% Sr. Unsec. Nts., 4/15/22	4,950,000	4,902,354
Buckeye Partners LP, 2.65% Sr. Unsec. Nts., 11/15/18	3,950,000	3,951,048
Canadian Natural Resources Ltd., 2.95% Sr. Unsec. Nts., 1/15/23	3,800,000	3,680,313
Cenovus Energy, Inc., 5.70% Sr. Unsec. Nts., 10/15/19	3,400,000	3,482,876
Continental Resources, Inc., 5.00% Sr. Unsec. Nts., 9/15/22	2,719,000	2,755,678
Devon Energy Corp., 3.25% Sr. Unsec. Nts., 5/15/22	3,925,000	3,870,319
Enbridge Energy Partners LP, 4.20% Sr. Unsec. Nts., 9/15/21	2,400,000	2,426,586
Enbridge, Inc., 2.90% Sr. Unsec. Nts., 7/15/22	5,000,000	4,879,061
Encana Corp., 6.50% Sr. Unsec. Nts., 5/15/19	3,250,000	3,326,318
Energy Transfer Equity LP, 4.25% Sr. Sec. Nts., 3/15/23	3,160,000	3,176,748
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00% Sr. Unsec. Nts., 10/1/22	4,250,000	4,412,709
EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	4,025,000	4,005,673
Enterprise Products Operating LLC:
2.85% Sr. Unsec. Nts., 4/15/21	2,400,000	2,376,258
6.50% Sr. Unsec. Nts., 1/31/19	4,500,000	4,568,062
EOG Resources, Inc., 6.875% Sr. Unsec. Nts., 10/1/18	1,000,000	1,003,178
EQT Corp.:
3.00% Sr. Unsec. Nts., 10/1/22	3,000,000	2,913,790
4.875% Sr. Unsec. Nts., 11/15/21	1,300,000	1,340,683
EQT Midstream Partners LP, 4.75% Sr. Unsec. Nts., 7/15/23	4,000,000	4,060,504
Florida Gas Transmission Co. LLC, 5.45% Sr. Unsec. Nts., 7/15/20[1]	2,000,000	2,072,533

25 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Husky Energy, Inc., 7.25% Sr. Unsec. Nts., 12/15/19	$1,800,000	$1,892,622
Kinder Morgan Energy Partners LP, 6.85% Sr. Unsec. Nts., 2/15/20	2,900,000	3,044,019
Kinder Morgan, Inc., 3.15% Sr. Unsec. Nts., 1/15/23	3,400,000	3,339,970
Magellan Midstream Partners LP, 6.55% Sr. Unsec. Nts., 7/15/19	2,248,000	2,317,565
Marathon Oil Corp., 2.70% Sr. Unsec. Nts., 6/1/20	3,840,000	3,801,329
Marathon Petroleum Corp., 3.40% Sr. Unsec. Nts., 12/15/20	4,500,000	4,510,440
Noble Energy, Inc., 4.15% Sr. Unsec. Nts., 12/15/21	1,645,000	1,672,452
ONEOK Partners LP, 3.375% Sr. Unsec. Nts., 10/1/22	4,800,000	4,745,808
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	4,870,000	4,870,506
Phillips 66, 2.911% [US0003M+60] Sr. Unsec. Nts., 2/26/21[2]	5,600,000	5,607,531
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	3,800,000	3,810,076
Plains All American Pipeline LP/PAA Finance Corp., 2.60% Sr. Unsec. Nts., 12/15/19	4,650,000	4,614,533
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 4/15/23	4,100,000	4,388,976
TC PipeLines LP, 4.65% Sr. Unsec. Nts., 6/15/21	2,600,000	2,641,646
Valero Energy Corp., 6.125% Sr. Unsec. Nts., 2/1/20	2,799,000	2,916,922
Williams Cos, Inc. (The), 3.35% Sr. Unsec. Nts., 8/15/22	4,800,000	4,727,635
		133,016,339

Financials—14.2%
Capital Markets—2.8%
Credit Suisse Group Funding Guernsey Ltd., 3.125% Sr. Unsec. Nts., 12/10/20	4,000,000	3,973,516
Goldman Sachs Group, Inc. (The):
2.35% Sr. Unsec. Nts., 11/15/21	4,000,000	3,880,050
2.908% [US0003M+105.3] Sr. Unsec. Nts., 6/5/23[2]	5,000,000	4,867,124
Legg Mason, Inc., 2.70% Sr. Unsec. Nts., 7/15/19	2,000,000	1,998,808
Macquarie Group Ltd., 3.189% [US0003M+102.3] Sr. Unsec. Nts., 11/28/23[1,2]	4,700,000	4,516,982
Moody’s Corp., 2.625% Sr. Unsec. Nts., 1/15/23	6,600,000	6,343,938
Morgan Stanley:
2.625% Sr. Unsec. Nts., 11/17/21	3,000,000	2,930,938
2.75% Sr. Unsec. Nts., 5/19/22	5,600,000	5,462,622
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	3,420,000	3,420,000
State Street Corp., 2.653% [US0003M+63.5] Sr. Unsec. Nts., 5/15/23[2]	4,000,000	3,901,707
UBS Group Funding Switzerland AG, 2.65% Sr. Unsec. Nts., 2/1/22[1]	4,300,000	4,174,989
		45,470,674

Commercial Banks—7.3%
ABN AMRO Bank NV, 1.80% Sr. Unsec. Nts., 9/20/19[1]	4,400,000	4,349,180
Bank of America Corp.:
2.738% [US0003M+37] Sr. Unsec. Nts., 1/23/22[2]	3,100,000	3,053,550
3.004% [US0003M+79] Sr. Unsec. Nts., 12/20/23[2]	2,780,000	2,707,959
3.499% [US0003M+63] Sr. Unsec. Nts., 5/17/22[2]	4,800,000	4,809,536

26 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
Bank of America Corp.: (Continued)
3.864% [US0003M+94] Sr. Unsec. Nts., 7/23/24[2]	$4,900,000	$4,925,767
BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	2,750,000	2,700,569
Citibank NA, 3.40% Sr. Unsec. Nts., 7/23/21	1,600,000	1,603,930
Citigroup, Inc., 2.90% Sr. Unsec. Nts., 12/8/21	7,000,000	6,899,933
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	4,200,000	4,067,182
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	3,550,000	3,438,762
Credit Agricole SA (London), 3.375% Sr. Unsec. Nts., 1/10/22[1]	3,600,000	3,559,156
Fifth Third Bancorp, 2.60% Sr. Unsec. Nts., 6/15/22	3,500,000	3,391,704
First Horizon National Corp., 3.50% Sr. Unsec. Nts., 12/15/20	3,436,000	3,446,069
HSBC Holdings plc, 2.922% [US0003M+60] Sr. Unsec. Nts., 5/18/21[2]	3,200,000	3,210,337
HSBC USA, Inc., 2.35% Sr. Unsec. Nts., 3/5/20	2,100,000	2,079,362
Huntington National Bank (The):
2.50% Sr. Unsec. Nts., 8/7/22	4,300,000	4,141,406
3.25% Sr. Unsec. Nts., 5/14/21	2,400,000	2,395,172
ING Bank NV, 2.50% Sr. Unsec. Nts., 10/1/19[1]	4,100,000	4,078,676
Intesa Sanpaolo SpA, 3.125% Sr. Unsec. Nts., 7/14/22[1]	4,250,000	3,951,030
JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	2,265,000	2,208,473
2.776% [US0003M+93.5] Sr. Unsec. Nts., 4/25/23[2]	4,200,000	4,094,390
KeyCorp, 2.90% Sr. Unsec. Nts., 9/15/20	5,000,000	4,972,315
Lloyds Bank plc, 3.30% Sr. Unsec. Nts., 5/7/21	4,000,000	4,000,242
Lloyds Banking Group plc, 2.907% [US0003M+81] Sr. Unsec. Nts., 11/7/23[2]	3,800,000	3,634,397
M&T Bank Corp., 3.55% Sr. Unsec. Nts., 7/26/23	1,655,000	1,658,359
National Bank of Canada, 2.20% Sr. Unsec. Nts., 11/2/20	5,000,000	4,887,400
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	2,336,000	2,267,354
SunTrust Bank/Atlanta GA, 3.689% [US0003M+73.5] Sr. Unsec. Nts., 8/2/24[2]	3,700,000	3,701,822
SunTrust Banks, Inc., 2.70% Sr. Unsec. Nts., 1/27/22	3,400,000	3,321,512
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	2,206,000	2,115,003
Toronto-Dominion Bank (The), 3.50% Sr. Unsec. Nts., 7/19/23	3,234,000	3,250,560
Wells Fargo & Co., 2.625% Sr. Unsec. Nts., 7/22/22	9,100,000	8,811,441
		117,732,548

Consumer Finance—0.8%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	5,700,000	5,492,803
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 1/30/23	4,200,000	4,101,433
Discover Bank:
3.10% Sr. Unsec. Nts., 6/4/20	1,500,000	1,494,345
3.20% Sr. Unsec. Nts., 8/9/21	2,600,000	2,577,785
		13,666,366

Diversified Financial Services—0.3%
INVISTA Finance LLC, 4.25% Sr. Sec. Nts., 10/15/19[1]	4,055,000	4,085,413

27 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Insurance—1.1%
AXA Equitable Holdings, Inc., 3.90% Sr. Unsec. Nts., 4/20/23[1]	$5,000,000	$4,988,969
AXIS Specialty Finance plc, 2.65% Sr. Unsec. Nts., 4/1/19	3,100,000	3,096,283
Boardwalk Pipelines LP, 3.375% Sr. Unsec. Nts., 2/1/23	2,850,000	2,761,206
Marsh & McLennan Cos., Inc., 2.75% Sr. Unsec. Nts., 1/30/22	2,800,000	2,744,089
Nuveen Finance LLC, 2.95% Sr. Unsec. Nts., 11/1/19[1]	4,500,000	4,496,793
		18,087,340

Real Estate Investment Trusts (REITs)—1.9%
American Tower Corp., 3.00% Sr. Unsec. Nts., 6/15/23	5,159,000	4,977,225
Crown Castle International Corp., 2.25% Sr. Unsec. Nts., 9/1/21	4,300,000	4,145,392
Digital Realty Trust LP, 2.75% Sr. Unsec. Nts., 2/1/23	4,900,000	4,718,585
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	4,000,000	3,972,776
Lamar Media Corp., 5.375% Sr. Unsec. Nts., 1/15/24	1,600,000	1,636,000
Prologis International Funding II SA, 4.875% Sr. Unsec. Nts., 2/15/20[1]	525,000	534,239
Regency Centers LP, 4.80% Sr. Unsec. Nts., 4/15/21	3,602,000	3,697,614
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	1,302,000	1,301,861
Welltower, Inc.:
3.75% Sr. Unsec. Nts., 3/15/23	2,195,000	2,191,169
3.95% Sr. Unsec. Nts., 9/1/23	2,000,000	2,016,284
4.125% Sr. Unsec. Nts., 4/1/19	855,000	858,616
		30,049,761

Health Care—4.9%
Biotechnology—1.0%
AbbVie, Inc., 3.20% Sr. Unsec. Nts., 11/6/22	2,900,000	2,865,752
Biogen, Inc., 3.625% Sr. Unsec. Nts., 9/15/22	4,000,000	4,027,888
Celgene Corp., 3.25% Sr. Unsec. Nts., 2/20/23	5,000,000	4,924,741
Shire Acquisitions Investments Ireland DAC, 2.40% Sr. Unsec. Nts., 9/23/21	4,100,000	3,964,740
		15,783,121

Health Care Equipment & Supplies—1.2%
Abbott Laboratories, 3.25% Sr. Unsec. Nts., 4/15/23	5,150,000	5,110,278
Becton Dickinson & Co., 2.894% Sr. Unsec. Nts., 6/6/22	5,000,000	4,871,988
Boston Scientific Corp., 2.85% Sr. Unsec. Nts., 5/15/20	3,000,000	2,982,087
Zimmer Biomet Holdings, Inc., 3.70% Sr. Unsec. Nts., 3/19/23	6,300,000	6,315,989
		19,280,342

Health Care Providers & Services—1.6%
Anthem, Inc., 2.95% Sr. Unsec. Nts., 12/1/22	3,700,000	3,611,087
CVS Health Corp., 3.70% Sr. Unsec. Nts., 3/9/23	10,400,000	10,382,400
Express Scripts Holding Co., 2.25% Sr. Unsec. Nts., 6/15/19	4,200,000	4,184,180
Fresenius Medical Care US Finance II, Inc.:
4.125% Sr. Unsec. Nts., 10/15/20[1]	3,400,000	3,435,124
5.875% Sr. Unsec. Nts., 1/31/22[1]	1,275,000	1,351,648

28 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
Humana, Inc., 2.90% Sr. Unsec. Nts., 12/15/22	$2,000,000	$1,947,557
		24,911,996

Life Sciences Tools & Services—0.5%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	1,305,000	1,293,581
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	3,300,000	3,429,784
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	3,600,000	3,687,535
		8,410,900

Pharmaceuticals—0.6%
Bayer US Finance II LLC, 3.875% Sr. Unsec. Nts., 12/15/23[1]	5,600,000	5,605,868
Elanco Animal Health, Inc., 4.272% Sr. Unsec. Nts., 8/28/23[1]	4,000,000	4,021,155
		9,627,023

Industrials—5.5%
Aerospace & Defense—1.6%
BAE Systems Holdings, Inc., 2.85% Sr. Unsec. Nts., 12/15/20[1]	5,000,000	4,950,639
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	3,990,000	4,017,551
Rockwell Collins, Inc., 2.80% Sr. Unsec. Nts., 3/15/22	2,700,000	2,637,614
Spirit AeroSystems, Inc., 3.95% Sr. Unsec. Nts., 6/15/23	5,000,000	5,026,996
Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	4,450,000	4,531,122
United Technologies Corp., 3.65% Sr. Unsec. Nts., 8/16/23	4,000,000	4,017,413
		25,181,335

Airlines—0.3%
Delta Air Lines, Inc., 2.875% Sr. Unsec. Nts., 3/13/20	5,000,000	4,964,135

Building Products—0.7%
Fortune Brands Home & Security, Inc., 3.00% Sr. Unsec. Nts., 6/15/20	3,800,000	3,773,472
Masco Corp., 3.50% Sr. Unsec. Nts., 4/1/21	3,450,000	3,447,482
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	4,800,000	4,854,416
		12,075,370

Industrial Conglomerates—0.2%
Roper Technologies, Inc., 3.65% Sr. Unsec. Nts., 9/15/23	4,018,000	4,025,412

Machinery—0.9%
CNH Industrial Capital LLC, 4.875% Sr. Unsec. Nts., 4/1/21	3,750,000	3,843,750
Fortive Corp., 2.35% Sr. Unsec. Nts., 6/15/21	5,100,000	4,958,153
Nvent Finance Sarl, 3.95% Sr. Unsec. Nts., 4/15/23[1]	4,000,000	3,987,726
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	1,141,000	1,140,707
		13,930,336

Professional Services—0.4%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	2,540,000	2,549,271

29 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Professional Services (Continued)
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	$3,445,000	$3,445,000
		5,994,271

Road & Rail—0.9%
ERAC USA Finance LLC, 2.60% Sr. Unsec. Nts., 12/1/21[1]	5,500,000	5,344,999
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.70% Sr. Unsec. Nts., 3/14/23[1]	3,900,000	3,708,244
Ryder System, Inc.:
3.40% Sr. Unsec. Nts., 3/1/23	4,000,000	3,973,609
3.50% Sr. Unsec. Nts., 6/1/21	954,000	957,824
		13,984,676

Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	3,550,000	3,388,599
3.875% Sr. Unsec. Nts., 7/3/23	1,600,000	1,592,436
United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23	3,350,000	3,398,575
		8,379,610

Information Technology—4.6%
Communications Equipment—0.2%
Juniper Networks, Inc., 3.125% Sr. Unsec. Nts., 2/26/19	3,478,000	3,483,499

Electronic Equipment, Instruments, & Components—1.1%
CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/25	1,500,000	1,498,125
5.50% Sr. Unsec. Nts., 12/1/24	552,000	576,840
FLIR Systems, Inc., 3.125% Sr. Unsec. Nts., 6/15/21	3,500,000	3,467,724
Keysight Technologies, Inc., 3.30% Sr. Unsec. Nts., 10/30/19	4,000,000	3,988,143
Tech Data Corp., 3.70% Sr. Unsec. Nts., 2/15/22	5,000,000	4,935,715
Trimble, Inc., 4.15% Sr. Unsec. Nts., 6/15/23	2,000,000	2,009,553
		16,476,100

Internet Software & Services—0.3%
eBay, Inc., 2.75% Sr. Unsec. Nts., 1/30/23	3,500,000	3,382,473
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	631,000	610,492
5.25% Sr. Unsec. Nts., 4/1/25	1,010,000	1,028,988
		5,021,953

IT Services—1.0%
DXC Technology Co., 4.25% Sr. Unsec. Nts., 4/15/24	5,000,000	5,028,773
Leidos Holdings, Inc., 4.45% Sr. Sec. Nts., 12/1/20	6,202,000	6,327,900
Total System Services, Inc., 4.00% Sr. Unsec. Nts., 6/1/23	5,000,000	5,036,401
		16,393,074

30 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.7%
Marvell Technology Group Ltd., 4.20% Sr. Unsec. Nts., 6/22/23	$4,000,000	$4,019,432
Microchip Technology, Inc., 4.333% Sr. Sec. Nts., 6/1/23[1]	4,000,000	3,988,456
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[1]	3,500,000	3,513,125
		11,521,013

Software—1.1%
Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21	5,620,000	5,447,350
Autodesk, Inc., 3.125% Sr. Unsec. Nts., 6/15/20	3,000,000	2,993,378
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]	4,100,000	4,172,217
5.875% Sr. Unsec. Nts., 6/15/21[1]	188,000	193,894
Dell, Inc., 5.875% Sr. Unsec. Nts., 6/15/19	2,400,000	2,448,000
VMware, Inc., 2.95% Sr. Unsec. Nts., 8/21/22	2,900,000	2,815,719
		18,070,558

Technology Hardware, Storage & Peripherals—0.2%
Hewlett Packard Enterprise Co., 4.40% Sr. Unsec. Nts., 10/15/22	3,100,000	3,194,845

Materials—4.7%
Chemicals—2.3%
Celanese US Holdings LLC:
4.625% Sr. Unsec. Nts., 11/15/22	2,900,000	2,981,224
5.875% Sr. Unsec. Nts., 6/15/21	3,100,000	3,276,450
CF Industries, Inc.:
3.40% Sr. Sec. Nts., 12/1/21[1]	4,385,000	4,334,010
7.125% Sr. Unsec. Nts., 5/1/20	1,196,000	1,267,760
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical
Co. LP, 3.30% Sr. Unsec. Nts., 5/1/23[1]	4,000,000	3,976,313
LyondellBasell Industries NV, 6.00% Sr. Unsec. Nts., 11/15/21	3,600,000	3,841,927
Methanex Corp., 3.25% Sr. Unsec. Nts., 12/15/19	3,400,000	3,387,160
Nutrien Ltd., 3.50% Sr. Unsec. Nts., 6/1/23	3,800,000	3,746,630
RPM International, Inc., 6.125% Sr. Unsec. Nts., 10/15/19	2,500,000	2,575,993
Sherwin-Williams Co. (The), 2.75% Sr. Unsec. Nts., 6/1/22	4,150,000	4,042,090
Yara International ASA, 7.875% Sr. Unsec. Nts., 6/11/19[1]	4,100,000	4,250,163
		37,679,720

Construction Materials—0.2%
Boral Finance Pty Ltd., 3.00% Sr. Unsec. Nts., 11/1/22[1]	3,000,000	2,901,920

Containers & Packaging—0.9%
Ball Corp., 4.375% Sr. Unsec. Nts., 12/15/20	3,300,000	3,353,625
Graphic Packaging International LLC, 4.75% Sr. Unsec. Nts., 4/15/21	1,958,000	1,988,564
Packaging Corp. of America, 3.90% Sr. Unsec. Unsub. Nts., 6/15/22	2,250,000	2,281,950
Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[1]	3,100,000	3,278,250

31 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Containers & Packaging (Continued)
WestRock RKT Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	$3,205,000	$3,213,756
		14,116,145

Metals & Mining—1.0%
Anglo American Capital plc, 3.75% Sr. Unsec. Nts., 4/10/22[1]	3,000,000	2,978,721
ArcelorMittal, 6.25% Sr. Unsec. Nts., 2/25/22	3,600,000	3,865,538
Goldcorp, Inc., 3.70% Sr. Unsec. Nts., 3/15/23	4,650,000	4,625,351
Newcrest Finance Pty Ltd., 4.45% Sr. Unsec. Nts., 11/15/21[1]	3,650,000	3,702,728
Newmont Mining Corp., 5.125% Sr. Unsec. Nts., 10/1/19	1,500,000	1,530,120
		16,702,458

Paper & Forest Products—0.3%
Domtar Corp., 4.40% Sr. Unsec. Nts., 4/1/22	3,800,000	3,868,791

Telecommunication Services—2.2%
Diversified Telecommunication Services—1.8%
AT&T, Inc., 3.60% Sr. Unsec. Nts., 2/17/23	6,600,000	6,573,844
CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	3,400,000	3,485,000
Deutsche Telekom International Finance BV, 2.82% Sr. Unsec. Nts., 1/19/22[1]	5,600,000	5,467,650
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	3,810,000	3,814,762
Telefonica Emisiones SAU, 4.57% Sr. Unsec. Nts., 4/27/23	6,100,000	6,309,765
T-Mobile USA, Inc., 6.375% Sr. Unsec. Nts., 3/1/25	3,800,000	3,961,500
		29,612,521

Wireless Telecommunication Services—0.4%
Vodafone Group plc, 3.75% Sr. Unsec. Nts., 1/16/24	6,371,000	6,324,434

Utilities—5.9%
Electric Utilities—3.6%
Alliant Energy Finance LLC, 3.75% Sr. Unsec. Nts., 6/15/23[1]	4,000,000	4,012,551
Cleveland Electric Illuminating Co. (The), 8.875% Sec. Nts., 11/15/18	3,123,000	3,159,649
Edison International, 2.125% Sr. Unsec. Nts., 4/15/20	3,250,000	3,188,293
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	4,700,000	4,587,168
Enel Finance International NV, 2.75% Sr. Unsec. Nts., 4/6/23[1]	6,000,000	5,682,240
Entergy Corp., 5.125% Sr. Unsec. Nts., 9/15/20	3,500,000	3,599,930
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	781,000	795,135
Evergy, Inc., 4.85% Sr. Unsec. Nts., 6/1/21	1,640,000	1,686,038
Exelon Corp., 3.497% Jr. Sub. Nts., 6/1/22	4,000,000	3,954,547
FirstEnergy Corp., 4.25% Sr. Unsec. Unsub. Nts., 3/15/23	3,900,000	3,980,962
Fortis, Inc., 2.10% Sr. Unsec. Nts., 10/4/21	4,350,000	4,166,010
Iberdrola Finance Ireland DAC, 5.00% Sr. Unsec. Nts., 9/11/19[1]	2,000,000	2,037,261
PNM Resources, Inc., 3.25% Sr. Unsec. Nts., 3/9/21	4,000,000	3,976,747
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	6,148,000	6,376,156
Progress Energy, Inc., 4.40% Sr. Unsec. Nts., 1/15/21	750,000	766,735
Southern Power Co., 2.50% Sr. Unsec. Nts., 12/15/21	3,700,000	3,591,177

32 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Electric Utilities (Continued)
Southwestern Electric Power Co., 3.55% Sr. Unsec. Nts., 2/15/22	$2,000,000	$2,010,687
		57,571,286

Independent Power and Renewable Electricity Producers—0.2%
IPALCO Enterprises, Inc., 3.45% Sr. Sec. Nts., 7/15/20	3,400,000	3,392,673

Multi-Utilities—2.1%
CenterPoint Energy Resources Corp.:
3.55% Sr. Unsec. Nts., 4/1/23	3,000,000	2,987,032
4.50% Sr. Unsec. Nts., 1/15/21	1,400,000	1,429,816
Dominion Energy, Inc.:
2.75% Sr. Unsec. Nts., 1/15/22	3,000,000	2,937,035
4.104% Jr. Sub. Nts., 4/1/21[9]	4,500,000	4,558,113
DTE Energy Co., 3.70% Sr. Unsec. Nts., 8/1/23	3,319,000	3,338,964
Enable Midstream Partners LP, 2.40% Sr. Unsec. Nts., 5/15/19	3,000,000	2,986,655
NiSource, Inc., 3.85% Sr. Unsec. Nts., 2/15/23	3,500,000	3,527,926
PSEG Power LLC:
3.85% Sr. Unsec. Nts., 6/1/23	4,000,000	4,003,998
5.125% Sr. Unsec. Nts., 4/15/20	3,750,000	3,852,111
Sempra Energy, 2.40% Sr. Unsec. Nts., 3/15/20	4,000,000	3,949,585
		33,571,235
Total Corporate Bonds and Notes (Cost $1,080,417,273)		1,066,545,535

	Shares
Investment Company—1.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.91%[10,11] (Cost $17,051,487)	17,051,487	17,051,487
Total Investments, at Value (Cost $1,742,418,462)	107.4%	1,728,845,413
Net Other Assets (Liabilities)	(7.4)	(118,652,909)

Net Assets	100.0%	$1,610,192,504

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $457,161,184 or 28.39% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $13,864,401 or 0.86% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

33 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

These securities amount to $43,783 or less than 0.005% of the Fund’s net assets at period end.

7. Restricted security. The aggregate value of restricted securities at period end was $8,787, which represents 0.00% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997- CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97 - 6/21/97	$658,213	$8,787	$(649,426)

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2017	Gross Additions	Gross Reductions	Shares August 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	29,426,501	663,260,991	675,636,005	17,051,487

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$17,051,487	$430,909	$—	$—

Futures Contracts as of August 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Sell	12/19/18	50	USD 7,194	$7,210,938	$(17,395)

34 OPPENHEIMER LIMITED-TERM BOND FUND

Futures Contracts (Continued)
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Nts., 10 yr.	Sell	12/19/18	1,171	USD 140,822	$140,831,047	$(8,594)
United States Treasury Nts., 2 yr.	Sell	12/31/18	2,216	USD 468,179	468,372,377	(193,086)
United States Treasury Nts., 5 yr.	Sell	12/31/18	2,728	USD 309,692	309,350,939	341,524

						$122,449

Glossary:
Definitions
D11COF	Cost of Funds for the 11th District of San Francisco
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

See accompanying Notes to Financial Statements.

35 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,725,366,975)	$1,711,793,926
Affiliated companies (cost $17,051,487)	17,051,487

1,728,845,413
Cash	4,700,001
Cash used for collateral on futures	5,157,000
Cash used for collateral on forward roll transactions	209,000
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	120,044,665
Interest, dividends and principal paydowns	11,870,125
Shares of beneficial interest sold	1,741,111
Variation margin receivable	1,021,671
Other	112,415

Total assets	1,873,701,401

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	260,324,151
Shares of beneficial interest redeemed	1,655,085
Variation margin payable	612,891
Dividends	487,392
Distribution and service plan fees	167,337
Trustees’ compensation	161,147
Shareholder communications	13,791
Other	87,103

Total liabilities	263,508,897

Net Assets	$1,610,192,504

Composition of Net Assets
Par value of shares of beneficial interest	$360,565
Additional paid-in capital	1,659,434,795
Accumulated net investment income	964,814
Accumulated net realized loss on investments	(37,117,070)
Net unrealized depreciation on investments	(13,450,600)

Net Assets	$1,610,192,504

36 OPPENHEIMER LIMITED-TERM BOND FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $622,607,285 and 139,636,967 shares of beneficial interest outstanding)	$4.46

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.56

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $127,353,593 and 28,613,954 shares of beneficial interest outstanding)	$4.45

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $324,105,687 and 72,500,941 shares of beneficial interest outstanding)	$4.47

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,800,942 and 8,254,669 shares of beneficial interest outstanding)	$4.46

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $499,324,997 and 111,558,740 shares of beneficial interest outstanding)	$4.48

See accompanying Notes to Financial Statements.

37 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT

OF OPERATIONS For the Year Ended August 31, 2018

Investment Income
Interest	$47,272,196
Fee income on when-issued securities	3,690,146
Dividends – affiliated companies	430,909

Total investment income	51,393,251
Expenses
Management fees	5,416,930
Distribution and service plan fees:
Class A	1,573,168
Class B1	14,126
Class C	1,370,749
Class R	175,130
Transfer and shareholder servicing agent fees:
Class A	1,222,650
Class B1	2,887
Class C	258,392
Class I	83,879
Class R	67,321
Class Y	820,411
Shareholder communications:
Class A	32,475
Class B1	493
Class C	7,120
Class I	4,813
Class R	2,424
Class Y	13,089
Borrowing fees	52,792
Trustees’ compensation	20,967
Custodian fees and expenses	11,866
Other	103,061

Total expenses	11,254,743
Less waivers and reimbursements of expenses	(707,516)

Net expenses	10,547,227
Net Investment Income	40,846,024

38 OPPENHEIMER LIMITED-TERM BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$(12,836,754)
Futures contracts	10,353,940
Swap contracts	(38,307)
Swaption contracts written	112,200

Net realized loss	(2,408,921)
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(29,885,999)
Futures contracts	396,220
Net change in unrealized appreciation/depreciation	(29,489,779)
Net Increase in Net Assets Resulting from Operations	$8,947,324

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

39 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations
Net investment income	$40,846,024	$31,732,798
Net realized loss	(2,408,921)	(1,319,364)
Net change in unrealized appreciation/depreciation	(29,489,779)	(6,828,736)

Net increase in net assets resulting from operations	8,947,324	23,584,698
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(16,617,831)	(16,593,344)
Class B1	(22,098)	(96,822)
Class C	(2,406,036)	(2,558,830)
Class I	(8,203,773)	(5,567,218)
Class R	(818,787)	(738,869)
Class Y	(12,718,761)	(7,958,914)

	(40,787,286)	(33,513,997)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(33,944,188)	(67,566,042)
Class B1	(3,591,136)	(6,634,064)
Class C	(18,664,361)	(32,817,028)
Class I	107,697,212	33,322,323
Class R	1,841,425	(680,227)
Class Y	149,859,448	76,857,848

	203,198,400	2,482,810
Net Assets
Total increase (decrease)	171,358,438	(7,446,489)
Beginning of period	1,438,834,066	1,446,280,555

End of period (including accumulated net investment income of $964,814 and $171,294, respectively)	$1,610,192,504	$1,438,834,066

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

40 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.55	$4.58	$4.59	$4.67	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.11	0.10	0.09	0.11	0.13
Net realized and unrealized gain (loss)	(0.09)	(0.02)	0.00[4]	(0.07)	0.03

Total from investment operations	0.02	0.08	0.09	0.04	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.11)	(0.10)	(0.12)	(0.15)

Net asset value, end of period	$4.46	$4.55	$4.58	$4.59	$4.67

Total Return, at Net Asset Value[5]	0.55%	1.73%	2.01%	0.77%	3.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$622,607	$670,187	$742,857	$719,405	$664,895

Average net assets (in thousands)	$653,240	$700,544	$720,074	$703,391	$623,486

Ratios to average net assets:[6]
Net investment income	2.56%	2.24%	1.99%	2.41%	2.62%
Expenses excluding specific expenses listed below	0.79%	0.86%	0.88%	0.90%	0.91%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses[8]	0.79%	0.86%	0.88%	0.90%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.79%	0.82%	0.82%	0.85%

Portfolio turnover rate[9]	47%	83%	55%	83%	147%

41 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	0.79%
Year Ended August 31, 2017	0.86%
Year Ended August 31, 2016	0.89%
Year Ended August 31, 2015	0.90%
Year Ended August 29, 2014	0.91%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2018	$4,176,587,613	$4,346,294,140
Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146

See accompanying Notes to Financial Statements.

42 OPPENHEIMER LIMITED-TERM BOND FUND

Class C	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.54	$4.57	$4.57	$4.66	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.08	0.06	0.05	0.07	0.09
Net realized and unrealized gain (loss)	(0.09)	(0.02)	0.01	(0.08)	0.02

Total from investment operations	(0.01)	0.04	0.06	(0.01)	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.07)	(0.06)	(0.08)	(0.11)

Net asset value, end of period	$4.45	$4.54	$4.57	$4.57	$4.66

Total Return, at Net Asset Value[4]	(0.24)%	0.91%	1.19%	(0.06)%	2.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,354	$148,904	$182,976	$159,614	$134,000

Average net assets (in thousands)	$137,543	$164,621	$174,995	$156,321	$122,206

Ratios to average net assets:[5]
Net investment income	1.77%	1.42%	1.18%	1.58%	1.82%
Expenses excluding specific expenses listed below	1.55%	1.62%	1.64%	1.65%	1.65%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.55%	1.62%	1.64%	1.65%	1.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.61%	1.63%	1.64%	1.64%

Portfolio turnover rate[8]	47%	83%	55%	83%	147%

43 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	1.55%
Year Ended August 31, 2017	1.62%
Year Ended August 31, 2016	1.65%
Year Ended August 31, 2015	1.65%
Year Ended August 29, 2014	1.65%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2018	$4,176,587,613	$4,346,294,140
Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146

See accompanying Notes to Financial Statements.

44 OPPENHEIMER LIMITED-TERM BOND FUND

Class I	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.56	$4.59	$4.59	$4.68	$4.67

Income (loss) from investment operations:
Net investment income[3]	0.13	0.12	0.11	0.13	0.14
Net realized and unrealized gain (loss)	(0.09)	(0.02)	0.01	(0.08)	0.03

Total from investment operations	0.04	0.10	0.12	0.05	0.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.13)	(0.12)	(0.14)	(0.16)

Net asset value, end of period	$4.47	$4.56	$4.59	$4.59	$4.68

Total Return, at Net Asset Value[4]	0.92%	2.11%	2.41%	1.03%	3.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$324,106	$221,992	$189,947	$116,806	$4,362

Average net assets (in thousands)	$279,907	$202,588	$151,529	$9,764	$4,274

Ratios to average net assets:[5]
Net investment income	2.92%	2.62%	2.36%	2.76%	3.01%
Expenses excluding specific expenses listed below	0.39%	0.42%	0.45%	0.46%	0.47%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.39%	0.42%	0.45%	0.46%	0.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.39%[8]	0.42%[8]	0.44%	0.46%[8]	0.47%[8]

Portfolio turnover rate[9]	47%	83%	55%	83%	147%

45 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	0.39%
Year Ended August 31, 2017	0.42%
Year Ended August 31, 2016	0.46%
Year Ended August 31, 2015	0.46%
Year Ended August 29, 2014	0.47%

8. Waiver was less than 0.005%.

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2018	$4,176,587,613	$4,346,294,140
Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146

See accompanying Notes to Financial Statements.

46 OPPENHEIMER LIMITED-TERM BOND FUND

Class R	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.55	$4.58	$4.59	$4.67	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.10	0.09	0.08	0.09	0.11
Net realized and unrealized gain (loss)	(0.09)	(0.03)	(0.01)	(0.07)	0.03

Total from investment operations	0.01	0.06	0.07	0.02	0.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.09)	(0.08)	(0.10)	(0.13)

Net asset value, end of period	$4.46	$4.55	$4.58	$4.59	$4.67

Total Return, at Net Asset Value[4]	0.27%	1.43%	1.82%	0.35%	3.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,801	$35,698	$36,621	$34,318	$29,966

Average net assets (in thousands)	$36,079	$35,660	$35,078	$32,247	$31,470

Ratios to average net assets:[5]
Net investment income	2.28%	1.94%	1.69%	2.10%	2.34%
Expenses excluding specific expenses listed below	1.04%	1.11%	1.13%	1.13%	1.13%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.04%	1.11%	1.13%	1.13%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.10%	1.12%	1.13%[8]	1.13%[8]

Portfolio turnover rate[9]	47%	83%	55%	83%	147%

47 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	1.04%
Year Ended August 31, 2017	1.11%
Year Ended August 31, 2016	1.14%
Year Ended August 31, 2015	1.13%
Year Ended August 29, 2014	1.13%

8. Waiver was less than 0.005%.

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2018	$4,176,587,613	$4,346,294,140
Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146

See accompanying Notes to Financial Statements.

48 OPPENHEIMER LIMITED-TERM BOND FUND

Class Y	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.57	$4.60	$4.60	$4.68	$4.67

Income (loss) from investment operations:
Net investment income[3]	0.13	0.11	0.10	0.12	0.13
Net realized and unrealized gain (loss)	(0.09)	(0.02)	0.01	(0.07)	0.04

Total from investment operations	0.04	0.09	0.11	0.05	0.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.12)	(0.11)	(0.13)	(0.16)

Net asset value, end of period	$4.48	$4.57	$4.60	$4.60	$4.68

Total Return, at Net Asset Value[4]	0.86%	1.98%	2.32%	0.95%	3.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$499,325	$358,426	$283,556	$158,122	$62,009

Average net assets (in thousands)	$444,546	$303,860	$249,010	$118,474	$27,625

Ratios to average net assets:[5]
Net investment income	2.86%	2.50%	2.17%	2.56%	2.69%
Expenses excluding specific expenses listed below	0.55%	0.62%	0.64%	0.65%	0.66%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.55%	0.62%	0.64%	0.65%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.56%	0.63%	0.64%	0.65%

Portfolio turnover rate[8]	47%	83%	55%	83%	147%

49 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	0.55%
Year Ended August 31, 2017	0.62%
Year Ended August 31, 2016	0.65%
Year Ended August 31, 2015	0.65%
Year Ended August 29, 2014	0.66%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2018	$4,176,587,613	$4,346,294,140
Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146

See accompanying Notes to Financial Statements.

50 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2018

1. Organization

Oppenheimer Limited-Term Bond Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

51 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2018, including open tax years, and does not believe there

52 OPPENHEIMER LIMITED-TERM BOND FUND

2. Significant Accounting Policies (Continued)

are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,122,261	$—	$36,971,335	$13,596,339

1. At period end, the Fund had $36,971,335 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$9,344	$734,782	$744,126

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary income	$40,787,286	$33,513,997

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between

53 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,742,441,752
Federal tax cost of other investments	(925,765,301)

Total federal tax cost	$816,676,451

Gross unrealized appreciation	$7,630,340
Gross unrealized depreciation	(21,226,679)

Net unrealized depreciation	$(13,596,339)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

54 OPPENHEIMER LIMITED-TERM BOND FUND

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

55 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$253,094,433	$173,266	$253,267,699
Mortgage-Backed Obligations	—	388,398,963	43,292	388,442,255
U.S. Government Obligations	—	3,538,437	—	3,538,437
Corporate Bonds and Notes	—	1,066,545,535	—	1,066,545,535
Investment Company	17,051,487	—	—	17,051,487

Total Investments, at Value	17,051,487	1,711,577,368	216,558	1,728,845,413
Other Financial Instruments:
Futures contracts	341,524	—	—	341,524

Total Assets	$17,393,011	$1,711,577,368	$216,558	$1,729,186,937

Liabilities Table
Other Financial Instruments:
Futures contracts	$(219,075)	$—	$—	$(219,075)

Total Liabilities	$(219,075)	$—	$—	$(219,075)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

56 OPPENHEIMER LIMITED-TERM BOND FUND

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Asset-Backed Securities	$(245,134)	$245,134

Total Assets	$(245,134)	$245,134

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms

57 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$260,324,151

Sold securities	120,044,665

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $446,000 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $209,000 of collateral to the counterparty for forward roll

58 OPPENHEIMER LIMITED-TERM BOND FUND

4. Investments and Risks (Continued)

transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities,

59 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

60 OPPENHEIMER LIMITED-TERM BOND FUND

6. Use of Derivatives (Continued)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $99,348,047 and $599,764,323 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market

61 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amount of $571,538 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate

62 OPPENHEIMER LIMITED-TERM BOND FUND

6. Use of Derivatives (Continued)

asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $18,533 and $8,329 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered

63 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for

64 OPPENHEIMER LIMITED-TERM BOND FUND

6. Use of Derivatives (Continued)

all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts Variation margin receivable		$ 1,021,671*	Variation margin payable	$ 612,891*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Futures contracts	Swap contracts	Total
Credit contracts	$(248,200)	$112,200	$—	$(38,307)	$(174,307)
Interest rate contracts	—	—	10,353,940	—	10,353,940

Total	$(248,200)	$112,200	$10,353,940	$(38,307)	$10,179,633

*Includes purchased option contracts and purchased swaption contracts, if any.

65 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$396,220

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	31,968,728	$143,889,734	34,747,096	$158,116,235
Dividends and/or distributions reinvested	3,421,691	15,365,234	3,339,802	15,192,653
Redeemed	(42,996,819)	(193,199,156)	(52,977,713)	(240,874,930)

Net decrease	(7,606,400)	$(33,944,188)	(14,890,815)	$(67,566,042)

Class B
Sold	11,189	$50,619	84,268	$382,931
Dividends and/or distributions reinvested	4,639	20,925	20,140	91,477
Redeemed[1]	(813,905)	(3,662,680)	(1,563,038)	(7,108,472)

Net decrease	(798,077)	$(3,591,136)	(1,458,630)	$(6,634,064)

Class C
Sold	5,873,675	$26,407,536	7,519,230	$34,157,773
Dividends and/or distributions reinvested	508,818	2,279,888	514,137	2,334,856
Redeemed	(10,541,808)	(47,351,785)	(15,265,099)	(69,309,657)

Net decrease	(4,159,315)	$(18,664,361)	(7,231,732)	$(32,817,028)

Class I
Sold	52,023,080	$234,598,463	14,453,979	$65,960,372
Dividends and/or distributions reinvested	1,804,332	8,111,865	1,195,151	5,452,281
Redeemed	(29,967,078)	(135,013,116)	(8,349,762)	(38,090,330)

Net increase	23,860,334	$107,697,212	7,299,368	$33,322,323

Class R
Sold	2,371,415	$10,663,181	2,232,141	$10,150,117
Dividends and/or distributions reinvested	172,708	775,290	152,141	692,057
Redeemed	(2,133,821)	(9,597,046)	(2,533,790)	(11,522,401)

Net increase (decrease)	410,302	$1,841,425	(149,508)	$(680,227)

66 OPPENHEIMER LIMITED-TERM BOND FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount
Class Y
Sold	76,843,381	$347,026,160	49,480,970	$226,045,113
Dividends and/or distributions reinvested	1,968,062	8,861,084	1,047,812	4,783,590
Redeemed	(45,706,955)	(206,027,796)	(33,729,132)	(153,970,855)

Net increase	33,104,488	$149,859,448	16,799,650	$76,857,848

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$975,477,797	$658,058,888
U.S. government and government agency obligations	4,933,402	9,925,709
To Be Announced (TBA) mortgage-related securities	4,176,587,613	4,346,294,140

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.38%
Next $500 million	0.35
Next $4 billion	0.32
Over $5 billion	0.30

The Fund’s effective management fee for the reporting period was 0.35% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

67 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	7,348
Accumulated Liability as of August 31, 2018	63,368

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts

68 OPPENHEIMER LIMITED-TERM BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
August 31, 2018	$82,740	$37,929	$309	$25,037	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. Effective April 3, 2017, the Manager has contractually agreed to limit “Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement” as a percentage of average annual net assets, to annual rates of 0.75% for Class A shares, 0.40% for Class I shares and 0.45% for Class Y shares. Prior to April 3, 2017, the limit was 0.82% for Class A shares. The expense limitations do not include interest and fees from borrowing and other expenses not incurred in the ordinary course of

69 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$218,608
Class Y	396,238

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows.

Class A	$33,534
Class B1	140
Class C	7,327
Class R	1,798
Class Y	19,690

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $30,181 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

70 OPPENHEIMER LIMITED-TERM BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Limited-Term Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Bond Fund (the “Fund”), including the statement of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

October 25, 2018

71 OPPENHEIMER LIMITED-TERM BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $35,239,735 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

72 OPPENHEIMER LIMITED-TERM BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

73 OPPENHEIMER LIMITED-TERM BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 48 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (career services) (March 2015-November 2016), Director of

74 OPPENHEIMER LIMITED-TERM BOND FUND

Edmund P. Giambastiani, Jr., Continued	Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007- 2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEES	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 106 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Strzalkowski, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since August 2007); co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014); Vice President of the Sub-Adviser (August 2007-January 2016); a member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a

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TRUSTEES AND OFFICERS Unaudited / Continued

Peter A. Strzalkowski, Continued	structured products money management firm he founded, (July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

78 OPPENHEIMER LIMITED-TERM BOND FUND

OPPENHEIMER LIMITED-TERM BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

79 OPPENHEIMER LIMITED-TERM BOND FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

80 OPPENHEIMER LIMITED-TERM BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OppenheimerFunds®

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to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0220.001.0818 October 25, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $52,200 in fiscal 2018 and $51,200 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $6,000 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $292,986 in fiscal 2018 and $289,000 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, incremental, and additional, audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $533,392 in fiscal 2018 and $528,317 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $826,378 in fiscal 2018 and $817,317 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/19/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/19/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	10/19/2018